Exhibit 99.1

Lender Presentation November 18, 2014

Sources/uses and adjusted capitalization

Sources & uses ($ millions)

Sources		Uses	
Cash	$40	Purchase of Viasystems[1]	$888
Equity issuance to Viasystems	112	Refinance TTM debt	274
$150mm ABL RC	0	Viasystems' senior secured notes call premium and accrued and make-whole interest[2]	58
$150mm APAC ABL RC	0	Estimated fees & expenses[3]	47
Term Loan B	1,115		
Total	**$1,267**	**Total**	**$1,267**

[1] Inclusive of net debt and anticipated cash to be received from Viasystems' insurance claim settlement in Q4 2014 of $27mm; [2] Accrued interest and makewhole assumes settlement date of 12/31/14; [3] Includes legal, accounting, rating agency, financing and other fees and expenses

Existing and adjusted capitalization ($ millions)

	Actual Sept-14	Adjusted Sept-14	% of adjusted cap.	xLTM combined Sept-14 adjusted EBITDA w/ synergies[1]
Cash & cash equivalents	$249	$209		
Existing Chinese $90mm RC due Mar-2016	0	-		
Existing Chinese term loan due Sep-2016	274	-		
New $150mm ABL RC	-	0		
New $150mm APAC ABL RC	-	0		
New Term Loan B	-	1,115		
Total secured debt	**274**	**1,115**	**50.3%**	**3.1x**
Net secured debt	25	906	40.9%	2.5x
Existing uncommitted Chinese RC due Dec-2014	0	0		
Existing 1.75% convert. senior notes due Dec-2020	250	250		
Existing 3.25% convert. senior notes due May-2015	32	32		
Total debt	**556**	**1,397**	**63.0%**	**3.9x**
Net debt	307	1,189	53.6%	3.3x
Total book equity[2]	710	822	37.0%	2.3x
Book capitalization	1,266	2,219	100.0%	6.2x
LTM combined adjusted EBITDA				**$359**

[1] Assumes run rate $55mm of synergies and excludes costs to achieve such synergies and taxes. Tax impact expected to be minimal due to existing NOLs
[2] Adjusted book equity is adjusted for $112mm equity issuance in connection of transaction
Note: The adjusted financial information appearing in this presentation has not been prepared in accordance with the requirements of Regulation S-X of the U.S. Securities and Exchange Commission (the "SEC") or generally accepted practice in the United States of America. TTM has filed a Form S-4 that contains pro forma financial information prepared in accordance with the requirements of Regulation S-X of the SEC and generally accepted practice in the United States of America

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TTM Technologies

Overview of TTM end markets

($ billions)		% of TTM's 2013 sales	2013 PCB TAM	2013 SAM	2013-2018 SAM CAGR	End market characteristics
Networking / Communications		32%	$4.7	$2.7	3%	• Supplier to a wide range of high-end networking products • 4G LTE network build out in China • Increasing IP traffic fueling infrastructure spend by service providers
Computing / Storage / Peripherals		20%	$17.0	$4.2	5% (7% for tablets)	• Significant penetration in tablet segment • Growth in mobile devices and tablets driving PCB complexity • Increasing demand for cloud services driving infrastructure products
Cellular Phones		20%	$9.6	$6.1	4% (12% for smartphones)	• Focus on rapidly growing smart phone segment • Growing business with leading and emerging smart phone manufacturers • Growth in emerging economies
Aerospace / Defense		15%	$2.2	$1.0	1%	• Age and fuel economy driving airline fleet replacement • Defense modernization continues to drive key programs and product development • Approved defense budget restores some visibility and ordering
Medical / Industrial / Instrumentation		8%	$3.5	$1.1	2%	• Emerging use of advanced technologies in medical segment • Medical – MRI and ultrasound imaging, fluid analysis, laser surgery, patient monitoring • Instrument – semiconductor test equipment, network analyzers, GPS • Industrial – power grid controls, robotics, sensors
Other[1]		5%	$9.6	$1.8	3%	• Select consumer products (media devices, cameras)

Source: TTM filings, Prismark Partners and TTM estimates

Note: Total Available Market ("TAM") represents end-market demand as a whole. Serviceable Available Market ("SAM") represents those customers within the TAM that TTM can specifically target using existing sales channels

[1] Other includes consumer, automotive and transportation markets

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TTM Technologies

Overview of Viasystems end markets1

% of Viasystems’ 2013 Electronic 2013 – 2018

2013 sales Systems CAGR End market characteristics

Market Size

($ billions)

Extended parts approval process

Stringent quality standards

Automotive 30% $178 6.5% Significant scale required by volume production

Communications

Infrastructure 17% 148 4.1% Increasing data / voice / video volume

Demand for alternative energy

Industrial 25%2 129 5.0% Opportunity in the automated test equipment market

New customers and cross selling opportunities

Medical 25%2 96 4.0% Development of increasingly complex medical devices

Military / China production in aerospace

Aerospace 11% 128 2.8%

Server / Data Enterprise datacenter spending demand

Storage 17% 101 4.2% New datacom customers

Source: Prismark

1 End market categorization was developed by TTM based on information obtained during the due diligence process

2 Sales breakdown between industrial & medical unavailable. Industrial & medical combined comprised 25% of Viasystems’ 2013 sales

1 Increases end market diversification…

2013 revenue by end market1

TTM Viasystems Combined

Other (mostly

Consumer) Aerospace/

3% Defense

15%

Networking/ Automotive

Communications 2%

32%

Cellular Phones

20%

Medical/

Industrial/ Computing/

Instrumentation Storage/

8% Peripherals

20%

2013 sales = $1,368mm

Aerospace/

Defense

Networking/ 11%

Communications

27%

Automotive

30%

Medical/

Industrial/ Computing/

Instrumentation Storage/

25% Peripherals

7%

2013 sales = $1,171mm

Other Aerospace/

2% Defense

13%

Networking/

Communications

30% Automotive

15%

Cellular Phones

Medical/ 11%

Industrial/ Computing/

Instrumentation Storage/

16% Peripherals

14%

2013 combined sales = $2,539mm

Note: TTM and Viasystems end market breakdown reclassified for illustrative purposes

1 Viasystems end market categorization was developed by TTM based on information obtained during the due diligence process. See Slide 12 for historical Viasystems presentation of end markets

Combination reduces impact of seasonality

6 Generate significant synergy opportunities

Expected cost synergies of $55 million run rate within 12 months1

Labor2

Non-labor2

Plant operating

efficiencies

Rationalizing overlapping functional areas and share services

Salesforce realignment

Maximize overhead efficiencies

Avoid duplicative efforts

Service provider contract rationalization

Optimize manufacturing resources

Align assets to maximize efficiency

Synergies

$mm%

$22 39%

$18 33%

$15 28%

TOTAL: $55 100%

1 Costs to achieve estimated at $26mm

2 Excludes labor and/or non-labor savings from any potential plant consolidations

Capital expenditure breakdown

- TTM will continue to invest in advanced technology, although, not to the extent of FY2012 and FY2013. For FY2015, total cash flow capex is expected to be $100mm of which $45mm is for advanced technology. For FY2015, procurement capex is expected to be $70mm of which $22mm will be investments in advanced technology
- Excludes Viasystems capex projections for FY2015

TTM Technologies

FY2012


Investments in advanced technology
All other capex
42%
58%
Total: $140mm

FY2013


Investments in advanced technology
All other capex
43%
57%
Total: $103mm

LTM 9/29/14


Investments in advanced technology
All other capex
52%
48%
For the LTM period, cash flow capex was $106mm while actual purchase orders or procurement of future capex was $71mm
Total: $106mm

- For TTM, there is a 12 – 18 month lag between the procurement (purchase order) and the actual cash flow of capex

VIASYSTEMS

FY2012


Capacity additions / special projects[1]
All other capex
52%
48%
Total: $120mm[2]

FY2013


Capacity additions / special projects[1]
All other capex
51%
49%
Total: $109mm

LTM 9/30/14


Capacity additions / special projects[1]
All other capex
59%
41%
Total: $88mm

[1] Viasystems special projects include $54mm for 2012 and $23mm for 2013 primarily related to Zhongshan PRC capacity expansion to accept transfer of HZ operation after 3Q12 closure, Guangzhou PRC recovery from 3Q12 fire and Anaheim, CA factory relocation; [2] Pro forma for DDi acquisition which includes $11mm of DDi capex during Jan-May 2012; Source: TTM & Viasystems filings; Capex % breakdown provided by TTM & Viasystems

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TTM Technologies